December 30, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2003
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            December 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 December 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            December 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 December 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          December 30, 2003



By: 		  __________________________________
Name:          /s/ Matt Pechulis
Title:         Vice President & Assistant Secretary



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:             10-Dec-03
Determination Date:          12-Dec-03
Monthly Payment Date:        15-Dec-03
Collection Period Ending:    30-Nov-03

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                 8,140,085.51
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      98,084.81
     Current Monthly Interest Shortfall/Excess                                                                          144,491.25
     Recoup of Collection Expenses                                                                                       -6,445.31
     Amount of Withdrawal, if any, from Reserve Account                                                                       0.00
     Purchase Amounts for Repurchased Receivables                                                                             0.00

    TOTAL AVAILABLE FUNDS                                                                                             8,376,216.26

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                     1,622,826.90
     Amount of Interest Payments Received During the Collection Period                                                1,478,335.65
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                           144,491.25

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%        7,500,025.52
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                7,500,025.52
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                 0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal           0.00
     Reserve Account Investment Earnings                                                                                  4,772.82
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance          -4,772.82
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            7,500,025.52
     Total Ending Reserve Balance                                                                                     7,500,025.52

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                       1,478,335.65
     Scheduled Principal Payments Received                                                                            1,690,944.90
     Principal Prepayments Received                                                                                   4,970,804.96
     Total Interest and Principal Payments Received                                                                   8,140,085.51

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    111,132.84
     minus  Reasonable Expenses                                                                                          13,048.03
     Net Liquidation Proceeds                                                                                            98,084.81
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                       98,084.81

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                             8,238,170.32
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                            229,573,882.55
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
    SERVICING FEE AMOUNT                                                                                                 95,655.78

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                          1,041.67


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                          1,000,003,402.96
     Pool Balance as of Preceding Accounting Date                                                                   229,573,882.55
     Pool Balance as of the Current Accounting Date                                                                 222,306,443.67
     Age of Pool in Months                                                                                                      57

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                         227,278,143.72
     Aggregate Note Balance as of Current Accounting Date                                                           220,083,379.23

b)

          Current Month      Number of Loans             Principal Balance           Percentage
     30-59 Days Delinquent         54                       1,739,403.37               0.782%
     60-89 Days Delinquent         17                        637,310.78                0.287%
     90-119 Days Delinquent        20                       1,147,648.11               0.516%
     120+ Days Delinquent           0                           0.00                   0.000%
     Defaults for Current Per      13                        605,689.02                0.272%
     Cumulative Defaults          1095                     43,056,343.05               4.306%
     Cumulative Recoveries                                 17,553,967.12               1.755%
 Current Period Realized Losses
     Current Month Realized Losses                                                                                      599,183.02
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.060%
     Preceding Realized Losses                                                                                          606,771.14
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.061%
     Second Preceding Realized Losses                                                                                   595,968.50
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.060%
     Cumulative Realized Losses                                                                                      25,502,375.93
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.551%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                   0.22230569
    Note Pool Factor                                                                                                    0.22008338

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  18,936.08
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwi           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                0.00
     Class A-2                                                                                                                0.00
     Class A-3                                                                                                                0.00
     Class A-4                                                                                                                0.00
     Class A-5                                                                                                          586,612.92
     Class A-6                                                                                                          322,902.77
     Class B                                                                                                            132,500.00
     Class C                                                                                                            120,500.00

                                                                                                 Noteholders' Monthly
                                                                                      Beginning  Principal Distribu    Ending
                                                                                       Balance         Amount          Balance
     Class A-1                                                                               0.00              0.00           0.00
     Class A-2                                                                               0.00              0.00           0.00
     Class A-3                                                                               0.00              0.00           0.00
     Class A-4                                                                               0.00              0.00           0.00
     Class A-5                                                                      117,912,143.7      7,194,764.49 110,717,379.23
     Class A-6                                                                      64,366,000.00              0.00  64,366,000.00
     Class B                                                                        25,000,000.00              0.00  25,000,000.00
     Class C                                                                        20,000,000.00              0.00  20,000,000.00


c)  Recaptured Principal from Overcollateralization                                                                      72,674.39
    Excess Spread Received                                                                                              -72,674.39


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                            8.85%
    Weighted Average Remaining Maturity (WAM)                                                                                  117


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                          8,376,216.26
Plus:     Trustee Fee                                                                                                     1,041.67

TOTAL WIRE TO CHASE                                                                                                   8,377,257.93

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                      0.00

EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:             10-Dec-03
Determination Date:          12-Dec-03
Monthly Payment Date:        15-Dec-03
Collection Period Ending:    30-Nov-03

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                 4,404,591.35
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     215,104.87
     Current Monthly Interest Shortfall/Excess                                                                           74,522.75
     Recoup of Collection Expenses                                                                                       -1,610.50
     Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from Res           0.00
     Purchase Amounts for Repurchased Receivables                                                                             0.00

    TOTAL AVAILABLE FUNDS                                                                                             4,692,608.47

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                       850,803.66
     Amount of Interest Payments Received During the Collection Period                                                  776,280.91
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                            74,522.75

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%         11,000,002.18
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                               11,000,002.18
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                 0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal           0.00
     Reserve Account Investment Earnings                                                                                  7,000.11
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance          -7,000.11
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           11,000,002.18
     Total Ending Reserve Balance                                                                                    11,000,002.18

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                         776,280.91
     Scheduled Principal Payments Received                                                                              690,831.51
     Principal Prepayments Received                                                                                   2,937,478.93
     Total Interest and Principal Payments Received                                                                   4,404,591.35

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    267,559.42
     minus  Reasonable Expenses                                                                                          52,454.55
     Net Liquidation Proceeds                                                                                           215,104.87
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                      215,104.87

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                             4,619,696.22
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                            127,320,973.76
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
    SERVICING FEE AMOUNT                                                                                                 53,050.41

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                          1,041.67


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                   127,320,973.76
     Pool Balance as of the Current Accounting Date                                                                 123,417,923.22
     Age of Pool in Months                                                                                                      55

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                         124,774,554.28
     Aggregate Note Balance as of Current Accounting Date                                                           120,949,564.76

b)
          Current Month      Number of Loans             Principal Balance           Percentage
     30-59 Days Delinquent         42                       1,469,495.59               1.191%
     60-89 Days Delinquent         12                        254,862.44                0.207%
     90-119 Days Delinquent         8                        611,362.75                0.495%
     120+ Days Delinquent           0                           0.00                   0.000%
     Defaults for Current Per       7                        274,740.10                0.223%
     Cumulative Defaults           375                     18,006,284.37               3.274%
     Cumulative Recoveries                                  9,244,463.79               1.681%
    Current Period Realized Losses
     Current Month Realized Losses                                                                                      274,740.10
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.050%
     Preceding Realized Losses                                                                                           49,421.98
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.009%
     Second Preceding Realized Losses                                                                                   140,939.22
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.026%
     Cumulative Realized Losses                                                                                       8,761,820.58
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       1.593%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                   0.22439618
    Note Pool Factor                                                                                                    0.21990830

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  53,050.41
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwi           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                0.00
     Class A-2                                                                                                                0.00
     Class A-3                                                                                                                0.00
     Class A-4                                                                                                           85,187.99
     Class A-5                                                                                                          299,946.45
     Class B                                                                                                            190,575.00
     Class C                                                                                                            139,516.67

                                                                                                 Noteholders' Monthly
                                                                                      Beginning  Principal Distribu    Ending
                                                                                       Balance         Amount          Balance
     Class A-1
     Class A-2                                                                               0.00              0.00           0.00
     Class A-3                                                                               0.00              0.00           0.00
     Class A-4                                                                      15,775,554.28      3,824,989.52  11,950,564.76
     Class A-5                                                                      53,999,000.00              0.00  53,999,000.00
     Class B                                                                        33,000,000.00              0.00  33,000,000.00
     Class C                                                                        22,000,000.00              0.00  22,000,000.00


c)  Recaptured Principal from Overcollateralization                                                                      78,061.02
    Excess Spread Received                                                                                                21281.41


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             0.08
    Weighted Average Remaining Maturity (WAM)                                                                               137.08


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                             4,593,266
Plus:     Trustee Fee                                                                                                      1041.67

TOTAL WIRE TO CHASE                                                                                                   4,594,307.71

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                 99,342.43




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:             10-Dec-03
Determination Date:          12-Dec-03
Monthly Payment Date:        15-Dec-03
Collection Period Ending:    30-Nov-03

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                 3,971,056.62
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     156,134.36
     Current Monthly Interest Shortfall/Excess                                                                           88,356.48
     Recoup of Collection Expenses                                                                                       -3,380.95
     Amount of Withdrawal, if any, from Reserve Account                                                                       0.00
     Purchase Amounts for Repurchased Receivables                                                                             0.00

    TOTAL AVAILABLE FUNDS                                                                                             4,212,166.51

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                       831,927.64
     Amount of Interest Payments Received During the Collection Period                                                  743,571.16
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                            88,356.48

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%        2,808,982.68
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                2,808,982.68
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                 0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal           0.00
     Reserve Account Investment Earnings                                                                                  1,787.55
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance          -1,787.55
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            2,808,982.68
     Total Ending Reserve Balance                                                                                     2,808,982.68

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                         743,571.48
     Scheduled Principal Payments Received                                                                              922,150.07
     Principal Prepayments Received                                                                                   2,305,335.07
     Total Interest and Principal Payments Received                                                                   3,971,056.62

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    168,598.90
     minus  Reasonable Expenses                                                                                          12,464.54
     Net Liquidation Proceeds                                                                                           156,134.36
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                      156,134.36

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                             4,127,190.98
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                            116,981,586.30
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
    SERVICING FEE AMOUNT                                                                                                 48,742.33

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                            708.33


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                   116,981,586.30
     Pool Balance as of the Current Accounting Date                                                                 113,537,956.90
     Age of Pool in Months                                                                                                      53

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                         115,811,770.44
     Aggregate Note Balance as of Current Accounting Date                                                           112,402,577.33

b)
          Current Month      Number of Loans             Principal Balance           Percentage
     30-59 Days Delinquent         34                        537,221.47                0.473%
     60-89 Days Delinquent          8                        901,520.12                0.794%
     90-119 Days Delinquent         9                        313,421.86                0.276%
     120+ Days Delinquent           0                           0.00                   0.000%
     Defaults for Current Per       9                        216,144.26                0.190%
     Cumulative Defaults           414                     14,705,613.98               12.952%
Current Period Realized Losses
     Current Month Realized Losses                                                                                      216,144.26
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.058%
     Preceding Realized Losses                                                                                          234,260.28
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.063%
     Second Preceding Realized Losses                                                                                   188,152.85
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.050%
     Cumulative Realized Losses                                                                                      12,379,424.10
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       3.305%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                   0.30314700
    Note Pool Factor                                                                                                    0.30011555

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  48,742.33
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwi           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                0.00
     Class A-2                                                                                                                0.00
     Class A-3                                                                                                                0.00
     Class A-4                                                                                                           36,163.64
     Class A-5                                                                                                          211,728.83
     Class A-6                                                                                                          314,456.13
     Class B                                                                                                             55,943.93
     Class C                                                                                                             49,440.60

                                                                                                 Noteholders' Monthly
                                                                                      Beginning  Principal Distribu    Ending
                                                                                       Balance         Amount          Balance
     Class A-1                                                                               0.00              0.00           0.00
     Class A-2                                                                               0.00              0.00           0.00
     Class A-3                                                                               0.00              0.00           0.00
     Class A-4                                                                       6,525,770.44      3,409,193.11   3,116,577.33
     Class A-5                                                                      37,585,000.00              0.00  37,585,000.00
     Class A-6                                                                      54,847,000.00              0.00  54,847,000.00
     Class B                                                                         9,363,000.00              0.00   9,363,000.00
     Class C                                                                         7,491,000.00              0.00   7,491,000.00


c)  Recaptured Principal from Overcollateralization                                                                      34,436.29
    Excess Spread Received                                                                                               52,061.65


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                            8.89%
    Weighted Average Remaining Maturity (WAM)                                                                                  128


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                          4,125,668.57
Plus:     Trustee Fee                                                                                                       708.33

TOTAL WIRE TO CHASE                                                                                                   4,126,376.90

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                 86,497.94



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:             10-Dec-03
Determination Date:          12-Dec-03
Monthly Payment Date:        15-Dec-03
Collection Period Ending:    30-Nov-03

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                 7,789,603.85
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     501,548.92
     Current Monthly Interest Shortfall/Excess                                                                          157,361.99
     Recoup of Collection Expenses                                                                                       -7,824.54
     Amount of Withdrawal, if any, from Reserve Account                                                                       0.00
     Purchase Amounts for Repurchased Receivables                                                                             0.00

    TOTAL AVAILABLE FUNDS                                                                                             8,440,690.22

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                     1,822,229.28
     Amount of Interest Payments Received During the Collection Period                                                1,664,867.29
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                           157,361.99

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                   3,971,004.00
     Beginning Reserve Account Balance                                                                                3,951,451.83
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            19,552.17
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal           0.00
     Reserve Account Investment Earnings                                                                                  2,877.39
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance          -2,877.39
     has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            3,971,004.00
     Total Ending Reserve Balance                                                                                     3,971,004.00
IV.  COLLECTIONS ON RECEIVABLES

 a) Interest and Principal Payments Received
     Interest Payments Received                                                                                       1,664,867.29
     Scheduled Principal Payments Received                                                                            1,398,351.06
     Principal Prepayments Received                                                                                   4,726,385.50
     Total Interest and Principal Payments Received                                                                   7,789,603.85

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    571,363.46
     minus  Reasonable Expenses                                                                                          69,814.54
     Net Liquidation Proceeds                                                                                           501,548.92
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                      501,548.92

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                             8,291,152.77

V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                            246,832,701.50
     multiplied by Servicer Fee Rate                                                                                         0.75%
     divided by Months per Year                                                                                                 12
    SERVICING FEE AMOUNT                                                                                                154,270.44




VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                           529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                   246,832,701.50
     Pool Balance as of the Current Accounting Date                                                                 240,261,080.10
     Age of Pool in Months                                                                                                      25

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                         246,832,701.50
     Aggregate Note Balance as of Current Accounting Date                                                           240,261,080.10

b)
          Current Month      Number of Loans             Principal Balance           Percentage
     30-59 Days Delinquent         63                       1,336,497.70               0.556%
     60-89 Days Delinquent         26                       1,466,308.29               0.610%
     90-119 Days Delinquent        10                        377,092.98                0.157%
     120+ Days Delinquent           0                           0.00                   0.000%
     Defaults for Current Per      15                        446,884.84                0.186%
     Cumulative Defaults           334                     13,312,852.28               2.514%
     Cumulative Recoveries                                  5,121,525.68               0.967%
 Current Period Realized Losses
     Current Month Realized Losses                                                                                      446,884.84
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.033%
     Preceding Realized Losses                                                                                          399,789.28
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.076%
     Second Preceding Realized Losses                                                                                   331,252.01
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.063%
     Cumulative Realized Losses                                                                                       8,191,326.60
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       1.547%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                   0.45377895
    Note Pool Factor                                                                                                    0.44271435

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                 154,270.44
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwi           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                0.00
     Class A-2                                                                                                                0.00
     Class A-3                                                                                                          146,674.17
     Class A-4                                                                                                          448,875.00
     Class A-5                                                                                                          373,205.42
     Class B                                                                                                            106,255.75
     Class C                                                                                                             52,993.50
     Class D                                                                                                             85,352.08

                                                                                                 Noteholders' Monthly
                                                                                      Beginning  Principal Distribu    Ending
 													Balance         Amount          Balance
     Class A-1                                                                               0.00              0.00           0.00
     Class A-2                                                                               0.00              0.00           0.00
     Class A-3                                                                      37,132,701.50      6,571,621.40  30,561,080.10
     Class A-4                                                                      95,000,000.00              0.00  95,000,000.00
     Class A-5                                                                      72,350,000.00              0.00  72,350,000.00
     Class B                                                                        19,830,000.00              0.00  19,830,000.00
     Class C                                                                         9,270,000.00              0.00   9,270,000.00
     Class D                                                                        13,250,000.00              0.00  13,250,000.00


c)  Excess Spread Received                                                                                              501,442.46



VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                            9.20%
    Weighted Average Remaining Maturity (WAM)                                                                                  151


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               7,939,247.76


TOTAL WIRE TO HSBC                                                                                                    7,939,247.76

Amount Due To Servicer                                                                                                  481,890.29
